Exhibit 10.38

AMENDMENT NO. 5 TO THE

COAL MINING LEASE AND SUBLEASE AGREEMENT

Dated as of September 10, 2009

This AMENDMENT NO. 5 TO COAL MINING LEASE AND SUBLEASE AGREEMENT, is dated as of August 21, 2012 (“Amendment”), and is by and between WPP LLC (“Lessor”), a Delaware limited liability company, and HILLSBORO ENERGY LLC (“Lessee”), a Delaware limited liability company. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Coal Mining Lease and Sublease Agreement.

RECITALS

WHEREAS, Lessor and Colt LLC, a West Virginia limited liability company (“Colt”), entered into a certain Purchase and Sale Agreement, dated as of September 10, 2009, as amended (“Purchase and Sale Agreement”), where Colt agrees to sell and Lessor agrees to purchase certain assets, including minerals, in eight consecutive closings under the terms and conditions in the Purchase and Sale Agreement;

WHEREAS, upon entering the Purchase and Sale Agreement, Lessor and Lessee entered into a certain Coal Mining Lease and Sublease Agreement, dated as of September 10, 2009 (“Coal Mining Lease and Sublease Agreement”), wherein Lessor agrees to lease certain mineral property and assets to Lessee under the terms and conditions described therein; and

WHEREAS, Lessor and Lessee have closed or are closing the seventh and eighth transactions (“Closings 7 & 8”) pursuant to Sections 2.3(g) and 2.3(h) of the Purchase and Sale Agreement on or before the date hereof and now desire to amend the Coal Mining Lease and Sublease Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, Lessor and Lessee agree to amend the Coal Mining Lease and Sublease Agreement as follows:

1. Amendment. The Coal Mining Lease and Sublease Agreement is hereby amended as follows:

Exhibit A thereof is hereby deleted and replaced with the following, which shall be a new Exhibit A:

All of that part of the Herrin No. 6 Coal Seam in the following tracts all located West of the Third Principal Meridian in Montgomery County, Illinois and as reflected on the attached map entitled “Exhibit A to Lease. Revised and Updated August 21, 2012”:

•	In Township 8 North, Range 3 West

•	The South 1⁄2 of Section 18

•	The South 2020 feet of the Northwest 1⁄4 of Section 18

•	In Township 8 North, Range 4 West

•	The East 1⁄2 of the Southeast 1⁄4 of Section 13

•	The Southeast 1⁄4 of the Northeast 1⁄4 of Section 13

•	The South 1⁄2 of the Northeast 1⁄4 of the Northeast 1⁄4 of Section 13

•	The East 1⁄2 of the East 1⁄2 of Section 24

•	In Township 8 North, Range 3 West

•	The South 1⁄2 of Section 17, Except the Northeast 1⁄4 of the Southeast 1⁄4 of Section 17

•	The West 1⁄2 of Section 28

•	All of Section 29

•	All of Section 30

•	In Township 7 North, Range 3 West

•	The West 1⁄2 of Section 5

•	The East 1⁄2 of Section 6

•	In Township 8 North, Range 3 West

•	The Southeast 1⁄4 of Section 16

•	The West 1⁄2 of Section 20

•	In Township 7 North, Range 3 West

•	The East 1⁄2 of Section 7

•	In Township 8 North, Range 3 West

•	A parcel described as beginning at the center of Section 15; thence East 375 feet to a point; thence South 00 degrees 09 minutes 59 seconds East, 2635 feet to the South line of said Section 15; thence West to the Southwest corner of said Section 15; thence North to the Northwest corner of the Southwest 1⁄4 of said Section 15; thence East to the Point of Beginning.

•	The East 1⁄2 of Section 20

•	The West 1⁄2 of Section 21

•	In Township 7 North, Range 3 West

•	The West 1⁄2 of Section 6

•	The West 1⁄2 of Section 7

•	In Township 7 North, Range 4 West

•	A parcel described as beginning at the Southeast corner of Section 1; thence West, along the South line of said Section 1, a distance of 2434 feet to a point; thence North 15 degrees 04 minutes 49 seconds East, 4115 feet to the Southwest corner of the Northeast  1⁄4 of the Northeast  1⁄4 of said Section 1; thence North to the Northwest corner of the Northeast  1⁄4 of the Northeast  1⁄4 of said Section 1; thence East, along the North line of Section 1 to the Northeast corner of said Section 1; thence South, along the East line of said Section 1 to the said Point of Beginning.

•	In Township 8 North, Range 3 West

•	The Southwest 1⁄4 of Section 16

•	All of Section 19

•	A parcel described as beginning at the Southwest corner of Section 27; then North, along the West line of Section 27 to the Northwest corner of said Section 27; thence East, 2893 feet, along the North line of Section 27 to a point; thence South 00 degrees 09 minutes 59 seconds West, 5292 feet to a point on the South line of said Section 27; thence West to the Point of Beginning.

•	The East 1⁄2 of Section 28

•	All of Section 31

•	All of Section 32

•	All of Section 33

•	A parcel described as beginning at the Northwest corner of Section 34; thence East, 2853 feet to a point on the North line of said Section 34; thence South 00 degrees 09 minutes 59 seconds West, 5315 feet to the South line of Said Section 34; thence West, along said South line to the Southwest corner of said Section 34; thence North, along the West line of said Section 34 to the Point of Beginning, Except a parcel described as beginning at a point on the Northerly line of said Section 34, Township 8 North, Range 3 West, Montgomery County, Illinois, which point is 59 feet West of the Northeast corner of the Northwest 1⁄4 of the Northwest 1⁄4 of said Section 34; thence South 320.5 feet; thence West 179 feet; thence North 295.75 feet; thence East to the Point of Beginning.

•	In Township 8 North, Range 4 West

•	The East 1⁄2 of the East 1⁄2 of Section 25

•	The East 1⁄2 of the East 1⁄2 of Section 36

•	In Township 7 North, Range 3 West

•	The West 1⁄2 of Section 3

•	All of Section 4

•	The East 1⁄2 of Section 5

•	The North 3⁄4 of the Northwest 1⁄4 of the Southwest 1⁄4 of Section 22

•	The North 1⁄2 of the Northeast 1⁄4 of the Southwest 1⁄4 of Section 22

•	The Northeast 1⁄4 of the Northwest 1⁄4 of Section 22

•	The North 1⁄2 of the Southeast 1⁄4 of the Northwest 1⁄4 of Section 22

•	The Southwest 1⁄4 of the Northwest 1⁄4 of Section 22

•	The South 1⁄2 of the Northwest 1⁄4 of the Northwest 1⁄4 of Section 22

•	The Northeast 1⁄4 of the Northwest 1⁄4 of the Northwest 1⁄4 of Section 22

•	The East 24 acres of the Southeast 1⁄4 of the Southwest 1⁄4 of Section 22

•	The South 1⁄2 of the Southeast 1⁄4 of the Northwest 1⁄4 of Section 22

•	In Township 8 North, Range 3 West

•	The East 1⁄2 of Section 21

•	A parcel described as beginning at the Northwest corner of Section 22; thence East along the North line of Section 22, a distance of 2995 to a point; thence South 00 degrees 09 minutes 59 seconds East, 5343 to a point on the South line of said Section 22; thence West, along said South line to the Southwest corner of said Section 22; thence North to the Point of Beginning.

•	In Township 8 North, Range 3 West

•	The Northeast 1⁄4 of the Southeast 1⁄4 of Section17

•	In Township 7 North, Range 3 West

•	All of Section 8

•	All of Section 9

•	The West 1⁄2 of Section 10, Except 1 acre for cemetery in the South Half of the Southwest 1⁄4 of Section 10

•	All of Section 17

•	All of Section 18

•	In Township 7 North, Range 4 West

•	A parcel described as beginning at the Northeast corner of Section 12; thence West, along the North line of said Section 12, a distance of 2434 feet to a point; thence South 15 degrees 04 minutes 19 seconds West, 5498 feet to a point on the South line of said Section 12; thence East to the Southeast corner of said Section 12; thence North, along the East line of said Section 12 to the said Point of Beginning.

•	A parcel described as beginning at the Southwest corner of Section 13; thence East to the Southeast corner of said Section 13; thence North to the Northeast corner of said Section 13; thence West, 3919 feet to a point; thence South 15 degrees 04 minutes 19 seconds West to the said Point of Beginning.

•	All of Section 24, Except a tract 1.1 acres bounded and described as follows: Beginning at the point of intersection of the North line of said railroad right of way and the East line of the West Half of the Southeast Quarter of said Section, and running thence West along said North line of said right of way 480 Ft.; thence North 100 Ft.; thence East, parallel to the North line of said right of way, 480 Ft.; and thence South to the place of beginning, being in the West 1⁄2 of the Southeast 1⁄4 of Section 24 and Except Parts in the town of Donnellson.

•	In Township 7 North, Range 3 West

•	The West 1⁄2 of Section 15

•	12.12 acres in the Northeast part of the Southeast Quarter (SE1/4) of the Northeast Quarter (NE1/4) of Section 16, beginning at the northeast corner; thence South 660 feet; thence West 800 feet; thence North 660 feet; thence East 800 feet to the point of beginning

•	The South Half (S1/2) of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of the Northeast Quarter (NE1/4) of Section 16

•	Part of the Northwest Quarter (NW1/4) of the Southeast Quarter (SE1/4) of Section 16, beginning at the northwest corner; thence South 8 rods; thence East 15 rods; thence South 1 rod; thence East 65 rods; thence North 9 rods to the northeast corner of said Quarter Quarter Section; thence West 80 rods to the point of beginning

•	The Northwest Quarter (NW1/4) of Section 16

•	The Southeast Quarter (SE1/4) of Section 16, excepting therefrom a strip 9 rods wide off the North side of the Northwest Quarter (NW1/4) of the Southeast Quarter (SE1/4), and also excepting a tract beginning 9 rods South of the northwest corner of said Quarter Quarter Section; thence South 16 rods; thence East 15 rods; thence North 16 rods; thence West 15 rods to the place of beginning

•	The North Half (N1/2) of the Northeast Quarter (NE1/4) of Section 16

•	The Southwest Quarter (SW1/4) of Section 16

•	All of Section 19, Except Parts in the town of Donnellson

•	All of Section 20

•	All of Section 21

All of that part of the Herrin No. 6 Coal Seam in the following tracts all located West of the Third Principal Meridian in Bond County, Illinois and as reflected on the attached map entitled “Exhibit A to Lease. Revised and Updated August 21, 2012”:

•	In Township 7 North, Range 3 West

•	The Northeast 1⁄4 of Section 28, Except 10 Acres in the Southeast corner thereof

•	The Northwest 1⁄4 of Section 29, Except the Southwest 1⁄4 of the Northwest 1⁄4 of Section 29

•	The North 4470 feet of Section 30, Except the Northwest 1⁄4 of the Northwest 1⁄4 of Section 30 and Except the East 1⁄2 of the Southeast 1⁄4 of Section 30

•	In Township 7 North, Range 4 West

•	The North 4470 feet of Section 25, Except the West 1⁄2 of the Southwest 1⁄4 of Section 25

•	In Township 7 North, Range 3 West

•	The East 1⁄2 of the Northeast 1⁄4 of the Northwest 1⁄4 of Section 27

•	The Northwest 1⁄4 of Section 28

•	The Northeast 1⁄4 of Section 29

which are part of the leased premises in and under the Mineral Lease by and between The Bond County Board of Commissioners of Bond County, Illinois and Colt Coal Company, Inc. dated August 25, 2005 and now leased by Colt LLC by merger and assignment.

2. Effectiveness. This Amendment shall not become effective unless and until both Lessee and Lessor have duly executed it.

3. Continuing Effect. Except as set forth herein, all of the terms and provisions of the Coal Mining Lease and Sublease Agreement are and shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which such counterparts when so executed shall be an original, but all the counterparts together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by electronic facsimile transmission shall have the same effect as delivery of a manually executed counterpart of this Amendment.

5. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of Illinois.

7. No Waiver. The execution and delivery of this Amendment shall not, except as expressly provided herein, constitute a waiver or amendment of (a) any provision of the Coal Mining Lease and Sublease Agreement or (b) any right, power or remedy of Lessor or Lessee under the Coal Mining Lease and Sublease Agreement, including rights, powers and remedies arising out of or relating to any Default, other than as expressly set forth herein. The Coal Mining Lease and Sublease Agreement, as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.

8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to the Coal Mining Lease and Sublease Agreement to be executed by their respective officers or persons thereunto duly authorized, as of the date first set forth above.

WPP LLC

By:	NRP (Operating) LLC, its sole member

By:	/s/ Kevin F. Wall

Name:	Kevin F. Wall

Title:	Executive Vice President – Operations

HILLSBORO ENERGY LLC

By:	/s/ Michael J. Beyer

Name:	Michael J. Beyer

Title:	President

R4W R3W
Owned by WPP LLC
Leased to WPP LLC
T8N
T7N
T8N
T7N
Montgomery County
Bond County
R4W R3W

By: BM	SCALE: 1" = 6000'	Exhibit A to Lease. Revised and Updated August 21, 2012
Date: 08/21/2012		
Drawing: Closing Deed Exhibit 2010-1001		
Path: Z:\Engineering\Land\NRP Due Diligence